Exhibit 21.1

Tyco International Ltd.
Subsidiaries of the registrant

Jurisdiction	Entity Name	State

Argentina	ADT Security Services S.A. (Argentina)
Maulo S.A.
Sensormatic Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Services S.A. (Argentina)

Australia	A.C.N. 000 233 536 Pty Limited
A.C.N. 069 907 384 Pty Limited
ACN 000 343 019 Pty Limited
ACN 065 576 721 Pty Limited
ACN 095 629 191 Pty Limited
ADT Wireless Pty Limited
Ancon CCL Pty Limited
CCL Talaust Pty Limited
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Danby Pty Limited
Earth Tech Engineering (Queensland) Pty Limited
Earth Tech Engineering Pty Limited
Electrostrut Australia Pty Limited
ETE Coliban Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited
Firmagroup Operations Holdings Pty. Ltd.
Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Kalanda Enterprises Pty Ltd
Keystone Asia Pacific Pty Limited
M.B. John Pty Limited
Mather & Platt Pty Ltd
Metropolitan Fire Services Pty Limited
Metropolitan Fire Systems Pty Limited
MFS Holdings Pty Limited
Milperra Developments Pty Limited
Nationguard Security Pty Limited
P A Pacific Pty Limited
Prindon Holdings Pty Limited
Reid Crowther (Australia) Pty. Limited

Jurisdiction	Entity Name	State

Australia cont.	Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited
Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited
TISP Pty Limited
TopAq Pty Limited
Tyco Australia Pty Limited
Tyco Fire & Security Pty Limited
Tyco Flexonics Australia Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco International Pty Limited
Tyco Projects (Australia) Pty Limited
Tyco Water Pty Limited
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Unistrut New Zealand Limited
Viking Fire Systems Pty Limited
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria	Ancon Building Products GesmbH
Sensormatic Ges.m.b.H
Tyco Building Services Products (Austria) GmbH
Tyco Fire & Integrated Solutions GmbH (Austria)

Bahamas	Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Barbados	DSC Security Products International Ltd.
Exeter Holdings Limited
Reid Crowther Engineering Ltd.
Tyco International Holdings Ltd.
Tyco Worldwide Holdings Ltd.

Belgium	ADT Europe N.V.
ADT Security Services N.V. (also known as S.A.)
Airvans Belgium S.A.

Jurisdiction	Entity Name	State

Belgium cont.	All Security Systems NV
CIPE Belgium S.A.
DSC International SA
Sensormatic BVBA
Total Security Equipment BVBA
Tyco Fire & Integrated Solutions N.V.
Tyco Flow Control Europe S.A.
Tyco Thermal Controls NV
WHICH Belgium S.A.

Bermuda	Camron (Bermuda) Insurance, Ltd.
Electro-Protective Limited
Kral Steel Limited
Tyco (Bermuda) Unlimited No. 1
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings Limited
Tyco International Ltd.
Tyco Kappa Limited
Tyco Omega Limited
Tyco Zeta
Willoughby Assurance Ltd.

Brazil	ADT Security Services do Brasil Ltda
Alarm-Tek Comercio E Participacoes Ltda.
Alarm-Tek do Brazil Sistemas de Vigilancia Ltda. (99.99%)
CAENF - Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
Earth Tech Brasil Ltda.
ETEO - Empresa de Transmissao de Energia do Oeste Ltda
Figgie do Brasil Industria e Comercio Ltda.
Mojonnier do Brasil Industria e Comercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Sanej - Saneamento de Jau Ltda. (99.9%)
Senelbra Industria, Comercio e Servicos Ltda. (51%)
Sensorbrasil Comercio e Locacoes Ltda.
Sensormatic do Brasil Electronica Ltda. (51%)
Tyco Dinaco Industria e Comercio de Ferro e Aco Ltda.
Tyco Fire & Security Equipamentos Ltda [Brazil]

Jurisdiction	Entity Name	State

Brazil cont.	Tyco Services Ltda.
Tyco Valves & Controls Brasil Ltda.
Westlock Equipamentos de Controle Ltda.

Brunei Darussalam	Indeco Services Sdn Bhd
Tyco Services (B) Sdn. Bhd.

Canada	ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Becker Fire Service Ltd.
Century Industries Company
Columbia-MBF Inc.
Earth Tech (Canada) Inc.
Flag Fire Equipment Limited
Hawley Group Canada Limited
Icon Systems Limited
JMI Canada Inc.
Keystone Canada Co.
Minervatech Inc.
Parkwood Security Systems Inc.
Proctor & Redfern International Limited
Reid Crowther International Ltd.
Rovalve Canada Ltd.
S E C Investments of Canada Ltd.
SecurityLink Ltd.
Sensormatic Canada Incorporated
TEPG Canada Inc.
Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
TTCC Holdings Inc.
Tyco International of Canada Ltd.
Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited

Cayman Islands	Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP

Jurisdiction	Entity Name	State

Chile	ADT Security Services S.A. (Chile)
ADT Seguridad Fisica S.A.
Investim Chile S.A.
Simplex S.A.
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)
Unistrut Chile Comercial e Industrial Limitada (60%)

China	ADT Security Services (Shanghai) Co., Ltd. (90%)
Alpha-Max Actuator Manufacturing Co. Ltd
Ansul Fire Equipment (Shanghai) Co. Ltd
Deliver Safe Trading (Shanghai) Co., Ltd. (90%)
Earth Tech Management Consulting Service (Beijing) Co., Ltd.
Guangzhou Xilang Wastewater Treatment Co. Ltd. (65%)
Keystone Valve (China) Ltd.
KTM Ball Valves Manufacturing (Sichuan) Co. Ltd
Qinhuangdao Pacific Water Company Limited (80%)
Shanghai Anderson Greenwood Crosby Valve Co. Ltd
Shanghai Eagle Safety Equipment Ltd.
Tianjin Earth Tech Jieyuan Water Co., Ltd. (52%)
Tyco Fire & Integrated Systems (Guangzhou) Co., Ltd.
Tyco Fire & Security (Beijing) Company Limited
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Flow Control Beijing Co., Ltd.
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Safety Products (Shanghai) Co. Ltd.
Tyco Safety Products (Shenyang) Co., Ltd.
Tyco Thermal Controls (Huzhou) Co. Ltd
Tyco Thermal Controls (Shanghai) Trading Co. Ltd
Tyco Water Valve (Shanghai) Co., Ltd

Colombia	Mercantil de Importaciones y Exportaciones Ltda. (MINEX)
Tyco Services S.A. (Colombia)

Costa Rica	ADT Security Services, S.A. (Costa Rica)
Tyco Ingenieria y Construccion S.A.

Croatia	Metalska Industrija Varazdin dd (MIV)
Tyco Fire & Integrated Solutions d.o.o. (Croatia)

Czech Republic	ADT Security Center, s.r.o.

Jurisdiction	Entity Name	State

Czech Republic cont.	AQ-Test, spol s.r.o.
BOREAS-Studio grafickych informacnych systemu, s.r.o. (90%)
CYGNI, a.s.
Earth Tech CZ s.r.o.
Feuerloschgerate Neuruppin CZ, s.r.o.
GHE, a.s.
MANIBS BRNO, Spol., s .r. o
Raychem HTS s.r.o.
Schmieding Armatury CZ s.r.o.
SEPA, spol. s.r.o.
Tyco Fire & Integrated Solutions s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.

Denmark	ADT A/S
CIPE Holding (Denmark) ApS
Tyco Fire & Integrated Solutions (Denmark) A/S
Tyco Holding I (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding V (Denmark) ApS
Tyco Holding VI (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS

Ecuador	Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios

Fiji	Tyco Fiji Limited

Finland	Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Sensormatic OY
Tyco Fire & Integrated Solutions (Finland) OY
Tyco Thermal Controls Finland Oy

France	Acroba S.A.S
ADT France SA
ADT Sensormatic France S.A.R.L.

Jurisdiction	Entity Name	State

France cont.	Aerolic Industries S.A.
Antia S.A.
Bayard SAS
Bouyer S.A.S
CEDI Securite SA
Cormerais Electronique S.A.
Earth Tech France S.a.r.l.
Ecsas Gardiennage Sarl
Europ Telesecurite SAS
Europinter SA
Fibaly SA
First Alarme
Flow Control Technologies SA
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.
Gestion Monetique Controle - GMC SARL
Isogard SAS
K D Valves S.A.S
La Commande Numerique
Lindapter S.A.
MANIBS France S.A.R.L.
Mecafrance S.A.
Nomos SA
SCI Auber
Sci Becaro
Sci Chanle
Sci Mazal
Sci Tov
Securite Conseil Expertises
Sensormatic S.A.R.L.
Sensormatic Technologies SA
Societe de Communication et Telesurveillance (S.C.T.)
T.S. France SA
Tyco Building Services Products S.A.S. (France)
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fermertures Coupe-Feu S.A.S
Tyco Fire & Integrated Solutions France
Tyco Flow Control Holding S.A.S.
Tyco France Security S.A.
Tyco Safety Products France SARL
Tyco Thermal Controls SAS
Tyco Valves & Controls Distribution (France) S.C.A.

Jurisdiction	Entity Name	State

Germany	ADT Deutschland GmbH
ADT Protecco GmbH
ADT Secured Payments GmbH
ADT SecurePay GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
ADT Wellcom GmbH
Ancon GmbH
ATR Armaturen-Technik Remscheid GmbH & Co. KG
ATR Armaturen-Technik Remscheid Verwaltungs GmbH
Bouyer Elektronic GmbH
Chemat GmbH Armaturen fur Industrie
CKS Security GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
DA Export International GmbH
DA Kunststoff GmbH
DSC International GmbH
Earth Tech Deutschland GmbH
Earth Tech GmbH
Earth Tech Klartechnik GmbH
Earth Tech Umwelttechnik GmbH
Erhard GmbH & Co. KG
Erhard Verwaltungsgesellschaft mbH
Ernst Schmieding GmbH & Co. KG
Erwin Burbach Maschinenfabrik GmbH
Feuerloschgerate GmbH Neuruppin (FLG)
FLN Feuerloschgerate Neuruppin Vertriebs-GmbH
Flow Control Holding GmbH & Co KG
Flow Control Holding Verwaltungs GmbH
Flow Control Technologies GmbH
Fondermann GmbH
Frischhut Armaturen und Formteile GmbH
Helmut Geissler Glasinstrumente GmbH
Interbrandschutz GmbH
KSK Kunststoff-Strassenkappen GmbH
Lindapter GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
MANIBS Spezialarmaturen GmbH & CO. KG

Jurisdiction	Entity Name	State

Germany cont.	MANIBS Spezialarmaturen Verwaltungs GmbH
Mecafrance (Deutschland) GmbH
MEVA Umwelttechnologie GmbH
NARVIK-Yarway GmbH
NEUHAUS Feuerloschgerate GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
Schmieding Armaturen GmbH - Es Holzwickede
Schmieding Verwaltungs GmbH
Schmieding-Armaturen GmbH - Es Heusenstamm
Schmieding-Armaturen GmbH, Seevetal
Sempell AG
Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH
STRATE Technologie fur Abwasser GmbH
TEPG GmbH
Thorn Sicherheits GmbH
Tillmann Armaturen GmbH
Total Feuerschutz GmbH
Total Walther Beteiligungsgesellschaft Gmbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco European Investments Deutschland GmbH
Tyco Holding GmbH
Tyco International Armaturen Holding GmbH
Tyco Thermal Controls GmbH
Tyco Thermal Controls Holding GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
Tyco Waterworks GmbH & Co. KG
Waldenmaier GmbH
WOPF Befestigungselemente GmbH

Gibraltar	Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited

Greece	ADT Greece S.A. (ADT Hellas)
Earth Tech (Hellas) Limited Liability Company

Jurisdiction	Entity Name	State

Guatemala	ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)

Hong Kong	ADT Hong Kong Limited
ATS Technology (Hong Kong) Limited
CEM (Hong Kong) Limited
Sensormatic Far East Ltd
Sensormatic Hong Kong Limited
Tak Cheong (Yau Kee) Engineering Ltd.
Thorn Security (Hong Kong) Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Ltd
Tyco Flow Control Hong Kong Limited
Wormald Engineering Services Ltd.

Hungary	ADT Sensormatic Kft.
Brueder Mannesmann Hungary Kft
Earth Tech Hungary Engineering Limited Liability Company
KSK Német - Magyar Szerszámtervezö és Készitö KFT (67.62%)
Total Walther Contractor and Engineer Ltd.
Tyco Building Services Products (Hungary) Kft
Tyco Fire & Integrated Solutions Contractor and Engineering Limited Liability Company (kft)
Tyco Valves & Controls Distribution Ltd

India	Sempell Valves Pvt. Ltd. (50%)
Simplex Building Systems Pvt Ltd
Tyco Fire & Security India Private Limited
Tyco Valves & Controls India Pvt. Ltd.

Indonesia	P.T. Reid Crowther Indonesia
PT Tyco Eurapipe Indonesia
PT. ODG Wormald Indonesia

Ireland	ACE Alarm Systems Limited
ADT Fire & Security Limited
ADT Limited
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Ltd.
Brangate Limited

Jurisdiction	Entity Name	State

Ireland cont.	Dalriada Water Services Limited (50%)
Earth Tech Holdings Limited
Earth Tech Ireland Limited
Fondermann & Co. (Ireland) Limited
Hanlon-O’Grady & Co. Limited
IAMASCO Plc
Jones Environmental (UK) Limited
Jones Environmental Limited
Mallinckrodt Holdings Ireland
Mallinckrodt Medical Holdings Ireland
Mallinckrodt Medical International Holdings
Mather & Platt Ireland Limited
Mather & Platt Ireland Manufacturing Limited
Modern Security Systems Limited
Mountainbran Limited
P.M.H. Electronics Limited
SEC Investments of Ireland Ltd.
Sensormatic Electronics Corporation Ireland Ltd.
Sensormatic European Distribution Ltd.
Sensormatic Ireland Limited
Tyco Far East Holdings Limited
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Tech Holdings Ireland
Unistrut Ireland Limited
Waterson (Unlimited)
Witham

Ireland, Northern	Audio Education Limited
B & E Electrics Limited
Castle Gate Alarms (Northern Ireland) Limited
Controlled Electronics Management Systems Limited
Flo-Check Valves Limited
Intellectual Systems Ltd.
Mid-Ulster Alarms Limited
Security Centres (UK) Limited

Isle of Man	Mallinckrodt Medical Isle of Man

Israel	Raphael Valves Industries (1975) Ltd.
Tyco Raphael Industries Ltd.

Jurisdiction	Entity Name	State

Italy	ADT Italia Srl
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Earth Tech (Italy) S.R.L.
Laesa Technology Srl
MECAIR S.r.L.
Sabo Foam Srl
Sensormatic EC SRL
Tyco Building Services Products (Italy) S.r.l.
Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.
Zettler S.R.L.

Japan	Aomori Dry-Chemical Co., Ltd. (54.1%)
Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
Hokkaido Dry-Chemical Kabushiki Kaisha
Kitamura Valve Mfg. Co., Ltd.
Nippon Dry Maintenance Co., Ltd.
Nippon Dry-Chemical Kabushiki Kaisha
Tyco Flow Control K.K.

Lebanon	Sensormatic Middle East Inc

Luxembourg	ADT Finance S.A.
ADT Luxembourg S.A.
CIPE Luxembourg S.A.
Total Feuerschutz GmbH Luxembourg, Niederlassung
Tyco Brazil (Luxembourg) S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Finance S.A.
Tyco International Group S.A.
Tyco International Holding S.a.r.l. (formerly known as Topaz Group S.a.r.l.)
Tyco Luxembourg S.a.r.l.

Macau	Tyco Fire, Security & Services (Macau) Limited

Malaysia	Euratech (Malaysia) Sdn. Bhd.
Grinnell Supply Sales (Malaysia) Sdn. Bhd.
Innodouble (M) Sdn. Bhd. (51%)
Tyco Earth Tech Malaysia Sdn. Bhd.
Tyco Flow Control (Malaysia) Sdn. Bhd.

Jurisdiction	Entity Name	State

Malaysia cont.	Tyco Valves & Controls (M) Sdn. Bhd.
ADT Services (M) Sdn. Bhd.
Life Engineering Sdn. Bhd.
Senivisa Trading Sdn. Bhd.
Tyco Fire, Security & Services Malaysia Sdn Bhd
Tyco Grinnell KM Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.

Mauritius	Sensormatic Electronics (Mauritius)
Tyco Asia Investments Limited

Mexico	ADT Security Services, S.A. de C.V.
Aguas Tratadas de Cadereyta, S. de R.L. de C.V. (99.97%)
Aguas Tratadas de Chihuahua, S.A. de C.V.
Aguas Tratadas de Madero, S. de R.L. de C.V. (99.97%)
Ansul Mexico, S.A. de C.V.
Atlatec Ambiental, S.A. de C.V.
Construser, S.A. de C.V.
Earth Tech Mexican Holdings, S.A. de C.V.
Earth Tech Mexico S.A. de C.V.
Fire Equipment de Mexico S.A. de C.V.
Gema Servicios Ambientales, S.A. de C.V.
Promotora Ecologica San Pedro Martir, S.A. de C.V. (50%)
Rust Servicios Ambientales e Infraestructura, S.A. de C.V.
Securitylink of Ameritech, S.A. de C.V.
Servicios de Agua de Nogales, S.A. de C.V.
Simplex Grinnell, S.A. de C.V.
Tyco Engineering & Construction, S.A. de C.V.
Tyco Services, S.A. de C.V. (Mexico)
Tyco Valves and Controls de Mexico, S.A. de C.V.

Netherlands	ADT Finance B.V.
ADT Security Services BV
CIPE Nederland B.V.
Descote Benelux B.V.
Glearth B.V.
Hovap International (Holland) B.V.
Infologic Nederland B.V.
Narvik-Yarway B.V.
Nordic Water Benelux BV
Pritchard Services Group BV
Professional Fixings BV

Jurisdiction	Entity Name	State

Netherlands cont.	Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V.
Strate B.V.
Svenska Skum B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
Tyco Building Services Products B.V.
Tyco Building Services Products B.V. Branch Office
Tyco Energy Valves B.V.
Tyco Integrated Systems B.V.
Tyco Labs Holland I BV
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V.
Unistrut (Benelux) B.V.
Vonk Enschede BV
Wafrega Modellen B.V.

New Zealand	Armourguard Security Limited
Keystone New Zealand Limited
New Zealand Valve Company Limited
Nortrac Engineering Limited
Sensormatic New Zealand Limited
Tyco Construction Technologies NZ Limited
Tyco Flexonics NZ Limited
Tyco New Zealand Limited

Nicaragua	Tyco Ingenieria y Construccion, S.A. (Nicaragua)

Norway	Tyco Building Services Products (Norway) AS
Tyco Fire & Integrated Solutions (Norway) AS
Tyco Thermal Controls Norway AS

Pakistan	Tyco Fire & Security Pakistan (PVT) Ltd.

Peru	Tyco Services S.A. (Peru)

Philippines	Earth Tech Consulting Services (Philippines) Inc.
Tyco Integrated Systems Philippines Inc.
Tyco PIECO Corporation, Inc.

Jurisdiction	Entity Name	State

Poland	ADT Poland Sp zoo.
Erhard Armatura Polska Sp. z o.o.
Schilling Armatura Polska Sp. Z.o.o.
Schmieding Armaturen Poland sp. z. o.o
STRATE Sp.z.o.o.
Tyco Fire & Integrated Solutions Sp.z.o.o. Poland
Tyco Thermal Controls Polska Spolka z ograniczona odpowiedzilanoscia
Tyco Valves & Controls Polska Sp.z.o.o.
Tyco Waterworks Polska Sp.z.o.o. (90%)

Portugal	Industra-Comercio de Equipamentos Industriais, SA
KTM Valvulas Europa SA
Pressini-Prestacao de Servicos de Electricidade Naval de Indistria, Lda.
S.P.D.-Sistemas De Proteccao Desenvolvidos LD (90%)
Sensormatic Proteccao Contra Furto, Lda
Tyco Integrated Systems (Portugal), Unipessoal Lda

Puerto Rico	ADT Security Services Puerto Rico, Inc.
SecurityLink of Puerto Rico, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)
Tyco Valves & Controls - Puerto Rico Corporation

Romania	Duna Armatura Bucuresti S.R.L.
Robinete Raf Campina, S.A.
SC FCT Industrial Srl

Russia	AOST Malen Ltd
Limited Liability Company ADT Security Solutions
Tyco Thermal Controls [Russia]

Scotland	Aberdeen Environmental Services Limited (99%)
C.I.S. Wilson Pipe Fittings Limited
Keystone Valve (U.K.) Ltd.
Modern Alarms (Scotland) Limited
Prestaroy Limited
Rhomax Engineering Limited
Security Centres (Scotland) Limited
Tyco Valves & Controls Distribution (UK) Limited
WM Fire Protection Limited
WM Fire Systems Limited

Jurisdiction	Entity Name	State

Singapore	Central Spraysafe Company PTE Limited
Greenspan Singapore Private Limited
Indeco M & E Engineering Pte Ltd
Simplex Fire & Security Systems Pte Ltd
TEPG Pte Ltd
Tyco Building Services Pte. Ltd.
Tyco EPG Pte Ltd
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Pte. Ltd.
Tyco India (Singapore) Private Limited
Tyco Pipe Systems Pte Ltd

Slovak Republic	Tatra Armatura s.r.o.
Tyco Fire & Integrated Solutions (Slovakia) s.r.o.

South Africa	ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Ansul South Africa (Proprietary) Limited
Baron Armed Reaction (Pty) Ltd
Belgicast (PTY) Ltd.
Kusela Security Solutions (Proprietary) Limited
Reaction Force Patrols (Pty) Ltd
Sentry Response (Pty) Ltd
Sentry Security Guarding (Pty) Ltd
Sentry Security Pretoria (Pty) Ltd
TM Monitoring (Pty) Ltd
Tyco Valves and Controls Distribution SA (Proprietary) Limited
Tyco Waterworks (Pty) Ltd.

South Korea	ADT Security Co., Ltd.
Caps Co. Ltd.
Capstec Co., Ltd.
Dong Bang Electronic Industrial Co. Ltd.
Keystone Valve (Korea) Limited
Tyco Marine Services Korea Company Limited
Tyco Thermal Controls Korea Ltd.

Spain	ADT Espana Servicios de Seguridad, S.L.
Automated Security International, S.A.
Belgicast Internacional S.L.
Earth Tech (Spain), S.L.

Jurisdiction	Entity Name	State

Spain cont.	Europuspas S.L. (90%)
Nordic Water Products SL
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Wormald Mather & Platt Espana, S.A.

Sri Lanka	A&E Products Lanka (PVT) Ltd

Sweden	ADT Sweden AB
Erichs Armatur AB (50%)
Nordic Water Engineering AB
Nordic Water Holding AB
Nordic Water Products AB
Svenska Skum International AB
Svenska Skumslacknings AB
Tyco Building Services Products (Sweden) AB
Tyco Fire & Integrated Solutions (Sweden) AB
Tyco Thermal Controls Nordic AB
Zickert Products AB

Switzerland	ADT Secured Payments Division SA
ADT Security (Switzerland) SA
ADT Sensormatic AG
ADT Services AG
Ancon (Schweiz) AG
Neotecha AG
Swiss Alertis AG (97.3%)
Tyco China (Switzerland) GmbH
Tyco Fire & Integrated Solutions (Schweiz) AG
Tyco Flow Services AG
Tyco International Finance Group GmbH
Tyco International Finance Holding GmbH
Tyco International Services GmbH (49.9%)
Tyco International Services Holding GmbH
Tyco Italy (Switzerland) GmbH

Taiwan	ADT Security Services Ltd
Descote Asia Co., Ltd
Taiwan Valve Co., Ltd
Tyco Fire, Security & Services Taiwan Limited
Tyco Valves & Controls (Taiwan) Limited

Jurisdiction	Entity Name	State

Thailand	ACS Asia (1996) Company Limited
ADT Sensormatic (Thailand) Co., Ltd.
Earth Tech Engineering (Thailand) Limited
Indeco Services Co., Limited
Tyco Earth Tech (Thailand) Limited
Tyco Fire, Security & Services (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited (50%)
Windmill Street Limited

Turkey	Earth Tech Engineering Construction Trade
Yapi ICF Kaiser Engineering and Consultancy (50%)

UAE	Ancon (Middle East) Fze

United Kingdom	A.E. Silver Limited
A.G. Marvac Limited
A.I.J. Security Limited
A.R.C. Fire Protection Limited
A.V.S. Systems Limited
Abbey Security International Limited.
Acorn Security Systems (UK) Limited
Adeview Limited
ADT (Private Unlimited Company)
ADT (UK) Holdings PLC
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire and Security PLC
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Travel Holdings Limited
ADT Trustees Limited
ADT UK Investments Limited
Advanced Independent Monitoring Limited
Advanced Security Installations Limited
AFA-MINERVA Limited
American District Telegraph Services International Limited
Ancon (MBT) Couplers Limited

Jurisdiction	Entity Name	State

United Kingdom cont.	Ancon Holdings Limited
Ancon Limited
Ancon Stainless Steel Fixings Limited
Argus Fire & Security Group Plc
Argus Fire Systems Limited
Argus Group Plc
Argus House Limited
Ash Group Services Limited
Atlanta Engineering Limited
Atlantic Plastics Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Auto Auctions Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (International) Limited
Automated Security (Investments) Limited
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
B & D (Electrical, Security & Surveillance) Limited
Bastion Security Systems Limited
BGP-Reid Crowther Limited
Bond Security Services Limited
Bond Security Systems Limited
Brey Services Limited (50%)
Brey Utilities Limited (50%)
Britannia Monitoring Services Limited
Britannia Security Group Limited
Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
Brocks Alarms Limited
Brook Security Services Limited
C.C.T.V. Limited
C.I.S. (Cast Iron Services) Limited
C.I.S.Wilson Limited
Capitol Alarms Limited
CAS Security Ltd.
Central Alarm Securities Limited
Central Spraysafe Company Limited

Jurisdiction	Entity Name	State

United Kingdom cont.	Certes Security Plc
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Clarion Security Systems Limited
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Customer Installations Limited
Collmain Plc
Collmain Services Limited
Control Equipment Limited
Countryside Security Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Crosby Valve and Engineering Company Limited
D J Security Alarms Limited
Debro Engineering and Presswork Limited
Dong Bang Minerva (UK) Limited
Earth Tech Engineering Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Erhard Valves Ltd
Ever Four Limited
Ever Three Limited
Excelsior Security Services Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Limited
Figgie Pension Trustee Limited
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Alarm Services (UK) Limited
Fire Defender (U.K.) Limited
Fire Safety Inspection Company Limited
Ford Electronic Services Limited
Galequest (Electronics) Limited
General Cleaning Contractors Limited
Goldcrest Security Limited
Goyen Controls Co UK Limited
Grinnell (U.K.) Limited
Group Sonitrol Security Systems Limited

Jurisdiction	Entity Name	State

United Kingdom cont.	Hawley International Finance Limited
Hemax Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
Image Surveillance Systems Limited
Independent Valve & Pipeline Services Limited
Industrial Cleaners (UK) Limited
Integrated (Fire & Safety) Services Limited
J W Singer & Sons Limited
Jades Doors Limited
James Deacon Security Limited
JEL Building Management Limited
JEL Building Management Systems Limited
Kam Servi-Sys Limited
Kean and Scott Limited
Kingsclere Investments Ltd.
Knogo UK Limited
KS Lift Services Limited
Linsdale (Fire and Securities) Limited
Macron Safety Systems (UK) Limited
Maidstone Fire Protection Limited
Malgor Security Plc
Management and Control Systems Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt Alarms
McMillan Fire Alarms Limited
McMillan Maintenance Limited
Minerva Fire Defence Limited
Modern Alarms Limited
Modern Automatic Alarms Limited
Modern Integrated Systems Limited
Modern Security Systems (IOM) Ltd.
Modern Security Systems (Private Unlimited Company)
Modern Security Systems (Products) Limited
Monitor Security Systems Limited
Motor Auctions Group Limited, The
Mountwest 81 Limited
Narvik-Yarway Limited
Nu-Tron Security Limited

Jurisdiction	Entity Name	State

United Kingdom cont.	OCYT 1 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 4 Limited
OCYT 5 Limited
OCYT 6 Limited
ODL Limited
OKD Limited
OMK Limited
Orbis Security Systems Limited
Pipework Fabrications Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Protec Systems Limited
Protection One (UK) Plc
Protector Technologies Limited
Raychem HTS Limited
Realm Security Systems Limited
Regal Alarms & Security Systems Limited
Regal Security Services Limited
Regal Security Systems Limited
Reid Crowther Consulting Ltd.
Remote Facilities Management Limited
Rhomax-ITS Limited
S L S Engineering Limited
Sabre Supply Management Limited
Safeguard Electronics Limited
Safety Systems UK Limited
Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samaritan Integrated Systems Limited
Samaritan Security Systems Limited
Samuel Booth & Company Limited
Scott Health & Safety Limited
Secure-It (UK) Limited
Securitag International Limited
Security Centres (UK) Holdings Limited
Security Centres Holdings International Ltd.
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Plc

Jurisdiction	Entity Name	State

United Kingdom cont.	Sensormatic (U.K.) Limited
Sensormatic Camera Limited
Sensormatic Commercial/Industrial Ltd.
Sensormatic Finance Ltd.
Sensormatic International Limited
Sensormatic Investments Limited
Sensormatic Limited
Sensormatic Security Solutions Limited
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Simplex Europe Limited
Sky Signs Limited
Sonitrol Limited
Sound & Vision Technologies Limited
Spector Lumenex Limited
Spensall Engineering Limited
Splendour Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Staifix Systems Limited
Standfast Security Systems Limited
Steel Support Systems Limited
Steeplock Limited
Stocks Security Systems Limited
Strate (UK) Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Swale Security Systems Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited
Thorn Security International Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
Thornfire Limited
Tomorrows Telecom Limited
Total Lift Services Limited
Triangle Controls Ltd.
TSG Trustees Limited
Tyco Building Services Products (UK) Limited
Tyco Engineered Products (UK) Ltd

Jurisdiction	Entity Name	State

United Kingdom cont.	Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire & Integrated Solutions (UK) Limited
Tyco Fire Products Manufacturing Limited
Tyco Fire Systems Limited
Tyco Flow Control (UK) Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Tech Limited
Tyco Thermal Controls UK Limited
Tyco Tubing Limited
Tyco Valves & Controls Gulf Limited
Tyco Valves Limited
Tyne Car Auction Limited
Ultra Security Alarms Limited
Unifast Systems Limited
Unirax Limited
Unistrut Europe Ltd.
Unistrut Holdings Ltd.
Unistrut Limited
Vital Communications International Ltd.
Wares Security Limited
Westec Security Limited
Westlock Controls Limited
Whessoe Vapour Control Limited
Whessoe Varec Company, The
White Group Electronics Limited
Wilson Pipe Fittings Limited
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Zettler Limited
Zodiac Security Systems Limited

United States	Activation Technologies, LLC	DE
	ADT General Holdings, Inc.	DE
	ADT Holdings, Inc.	DE
	ADT Investments II, Inc.	DE
	ADT Investments, Inc.	DE
	ADT Maintenance Services, Inc.	DE

Jurisdiction	Entity Name	State

United States cont.	ADT Operations, Inc.	DE
	ADT Property Holdings, Inc.	DE
	ADT Security Services, Inc.	DE
	ADT Security Systems, West, Inc	DE
	ADT Services, Inc.	DE
	ADT Title Holding Company I	DE
	ADT Title Holding Company II	DE
	AFC Cable Systems, Inc.	DE
	A-G Holding, Inc. I	DE
	Alert Centre (Name Saver / Assumed Name Corp)	IL
	Alliance Integrated Systems, Inc.	DE
	Allied Tube & Conduit Corporation	DE
	Anderson, Greenwood & Co.	DE
	Ansul, Incorporated	DE
	API Security, Inc.	DE
	Arrowsmith Limited Partnership	MA
	Automated Security Corp.	DE
	Automated Security Holdings, Inc.	DE
	Burton, Adams, Kemp & King, Inc.	NC
	CASS Water Engineering, Inc.	DE
	CCTC International, Inc.	DE
	CEM Access Systems, Inc.	TX
	Central Castings Corporation	AL
	Central CPVC Corporation	AL
	Central Sprinkler Company	PA
	Central Sprinkler Corporation	PA
	Central Sprinkler Holdings, Inc.	DE
	Century Tube Corporation	AK
	Chagrin H.Q. Venture Ltd. (50%)	OH
	Chagrin Highlands Inc.	OH
	Chagrin Highlands Ltd. (50%)	OH
	Citrine Pool Corp.	NV
	Connect 24 Wireless Communications Inc.	DE
	Crosby GP Holding, Inc.	NV
	Crosby Holding, Inc. I	DE
	Crosby Valve, Inc.	NV
	CV Holding Inc.	DE
	CVG Holding Corp.	DE
	D.A.S. International, Ltd.	WI
	Descote, Inc.	LA
	Digital Security Controls, Inc.	NY
	Domestic Alarm, Inc.	CA

Jurisdiction	Entity Name	State

United States cont.	Earth Tech (Infrastructure) Inc.	NV
	Earth Tech Architects & Engineers, Inc.	CT
	Earth Tech Architecture Inc.	WI
	Earth Tech EMS Holdings, Inc.	NV
	Earth Tech Environment & Infrastructure Inc.	WI
	Earth Tech Holdings TAC, Inc.	NV
	Earth Tech Holdings, Inc.	DE
	Earth Tech Northeast, Inc.	NY
	Earth Tech of Michigan Inc.	MI
	Earth Tech of North Carolina, Inc.	NC
	Earth Tech of Ohio Inc.	OH
	Earth Tech Water Engineering LP	CA
	Earth Tech WE Holding Inc.	DE
	Earth Tech, Inc.	CA
	Earth Technology Corporation (USA), The	DE
	Electro Signal Lab, Inc.	DE
	FCI Liquidations, Inc.	DE
	Figgie Leasing Corporation	DE
	Fire Products GP Holding, Inc.	DE
	Fire Products Holding GPS	DE
	Georgia Pipe Company	GA
	GF&S Inc.	NV
	GFS Holding	DE
	Glynwed Holdings, Inc.	DE
	Goodrich Westminster Limited Partnership	MA
	Goyen Valve Corporation	CA
	Grinnell LLC	DE
	IMB, A Simplex Company, L.L.C.	DE
	International Financing, Inc.	DE
	International Quality and Environmental Services, LLC	MI
	J. Muller International (USA)	CA
	J.R. Clarkson Company, The	NV
	J.R. Clarkson Holdings, Inc.	DE
	JMI Engineers, Inc.	FL
	Keystone France Holdings Corp.	DE
	Keystone Germany Holdings Corp.	DE
	Keystone Kuwait, Inc.	DE
	Keystone Saudi, Inc.	TX
	Mallinckrodt Athlone Holdings, Inc.	DE
	Master Protection Corporation	DE
	Master Protection Holdings, Inc.	DE
	MCS Communication Products Inc.	CA

Jurisdiction	Entity Name	State

United States cont.	Nellcor Puritan Bennett/Ben-Shabat International Corporation	DE
	Nordic Water, Inc.	DE
	Paul Scott Security Systems, Inc.	NJ
	Paul Scott Security Systems, LLC	NJ
	Professional Registrar Organization, Inc.	MI
	Raychem International Holdings, LLC	DE
	Retail Expert, Inc. [FKA Tyco Acquisition Corp. XXI]	DE
	RI Corporation	DE
	S2 Mergersub Inc.	NJ
	Safe Link Corporation	MN
	Sakertrax, Inc.	CA
	Scott Technologies Foundation	OH
	Scott Technologies Holdings, Inc.	NV
	Scott Technologies, Inc.	DE
	Senelco Iberia, Inc.	DE
	Sensormatic Asia/Pacific, Inc.	DE
	Sensormatic Distribution, Inc.	DE
	Sensormatic Electronics Corporation	NV
	Sensormatic Electronics Corporation (Puerto Rico)	DE
	Sensormatic Holding Corporation	NV
	Sensormatic International Holdings I, Inc.	DE
	Sensormatic International Holdings II, Inc.	DE
	Sensormatic International, Inc.	DE
	Sensormatic Technology, Inc.	FL
	Simplex Argentina, L.L.C.	DE
	Simplex Asia Holding, L.L.C.	DE
	Simplex Asia, I Inc.	DE
	Simplex Asia, L.L.C.	DE
	Simplex Beijing Holding, L.L.C.	DE
	Simplex Europe, L.L.C.	DE
	Simplex India, L.L.C.	DE
	Simplex Malaysia, L.L.C.	DE
	Simplex Mexico, L.L.C.	DE
	Simplex Singapore, L.L.C.	DE
	Simplex Sino Holding, L.L.C.	DE
	Simplex South Africa, L.L.C.	DE
	Simplex Thailand, L.L.C.	DE
	Simplex Time Recorder Co.	MA
	SimplexGrinnell Holdings, Inc.	DE
	SimplexGrinnell LP	DE
	Smith Alarm Systems, Inc.	TX
	Star Holding Inc.	DE

Jurisdiction	Entity Name	State

United States cont.	Star Sprinkler, Inc.	DE
	STI Licensing Corporation	DE
	STI Properties, Inc.	DE
	STI Properties, Ltd.	OH
	STI Risk Management Co. (85%)	FL
	STR Grinnell GP Holding, Inc.	NV
	STR Realty Holdings LLC	DE
	Talisman Partners, Ltd.	CO
	TAMS Consultants, Inc.	NY
	Telestate International, Inc.	DE
	TKN, Inc.	RI
	Tracer Construction Company	DE
	Tracer Field Services, Inc.	DE
	Tracer Industries Finance Co., Inc.	DE
	Tracer Industries Holdings, Inc.	DE
	Tracer Industries International, Inc.	TX
	Tracer Industries Management Co., Inc.	DE
	Tracer Industries, Inc.	DE
	Tracer Licensing, L.P.	DE
	Tri-Systems, Inc.	DE
	TV&C GP Holding, Inc.	NV
	TVC Holding	DE
	TVC, Inc.	NV
	Tyco Acquisition Corp. XXII (NV)	NV
	Tyco Acquisition Corp. XXV (NV)	NV
	Tyco Acquisition Epsilon LLC	NV
	Tyco Acquisition Gamma LLC	NV
	Tyco Capital Investments, Inc.	NV
	Tyco Finance Corp.	DE
	Tyco Fire & Security LLC	NV
	Tyco Fire (NV) Inc.	NV
	Tyco Fire Products LP	DE
	Tyco Flow Control Company LLC	DE
	Tyco Flow Control International Holdings A, LLC	DE
	Tyco Flow Control International Holdings B, LLC	DE
	Tyco Flow Control International Holdings C, LLC	DE
	Tyco Holdings of Nevada, Inc.	NV
	Tyco International (NV) Inc.	NV
	Tyco International (US) International Holdings B, LLC	DE
	Tyco International Asia, Inc.	DE
	Tyco International Management Company	NV
	Tyco International US China Inc.	DE

Jurisdiction	Entity Name	State

United States cont.	Tyco Merger Sub (NJ) Inc.	NJ
	Tyco Receivables Corp.	DE
	Tyco Safety Products (US), LLC	NV
	Tyco Safety Products US, Inc.	NV
	Tyco Thermal Controls LLC	DE
	Tyco Valves & Controls LP	DE
	Tyco Valves & Controls, Inc.	TX
	Tyco Valves and Controls Middle East, Inc.	DE
	Tyco Valves and Controls U.A.E., Inc.	TX
	Tyco Water Corp.	TX
	Tyco Worldwide Services, Inc.	DE
	Unistrut International Corporation	NV
	Unistrut International Holdings B, LLC	DE
	Unistrut International Holdings, LLC	DE
	United States Construction Co.	DE
	Water & Power Technologies of Texas, Inc.	TX
	Water and Power Technologies, Inc.	UT
	Water Holdings Corp.	DE
	Westec Business Security, Inc.	DE
	Westlock Controls Corporation	DE
	Westlock Controls Holdings, Inc.	NV
	White Mountain Insurance Company	VT
	Willoughby Holdings Inc.	DE
	WPFY, Inc.	DE
	Yarway Corporation	PA

Uruguay	ADT Security Services S.A. (Uruguay)
Knogo Latin America S.A.
Tyco Flow Control del Uruguay S.A.

Venezuela	Ansul de Venezuela C.A.
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Grupo Rust International De Venezuela C.A.
Tyco Flow Control de Venezuela, C.A.

Vietnam	Tyco Engineering (Vietnam) Ltd.